Exhibit 10.1

                                ESCROW AGREEMENT

     This Escrow Agreement (this "Agreement") is made and entered into this 2nd day of May, 2000, by and between Sunrise Software Systems, Inc., a Texas corporation ("Issuer"), and Charter Escrow Company, Inc., with offices at 3300 Oak Lawn Avenue, Dallas, Texas ("Escrow Agent") (Issuer and Escrow Agent may hereinafter be referred to as a "Party" or the "Parties").

                                    Premises

     WHEREAS, Issuer is a Blank Check Company, as that term is defined by subsection (a)(2) of Rule 419 ("Rule 419") under the Securities Act of 1933, as amended (the "Act"), intending to sell its common stock, no par value ("Common Stock"), pursuant to a registration statement on Form SB-2 ("Form SB-2") under the Act with the Securities and Exchange Commission ("SEC");

     WHEREAS, Issuer desires to utilize Escrow Agent's services under the terms and conditions herein provided to satisfy the restrictions and requirements imposed on Issuer's offering by Rule 419.

                                    Agreement

     NOW,   THEREFORE,   based  on  the  foregoing   premises  and  for  and  in
consideration of the mutual promises and covenants hereinafter set forth, the Parties hereby agree as follows:

          A. Appointment of Escrow Agent. In connection with Issuer's proposed offering of shares of Common Stock to be conducted after such shares are registered, Issuer appoints Charter Escrow Company, Inc. as Escrow Agent in connection with Issuer's Rule 419 offering. In connection with the Rule 419 offering:

               1. The Escrow Agent shall receive and hold all shares of Common Stock issued in connection with the offering pursuant to the terms set forth in this Agreement and in accordance with Rule 419; deposit the gross proceeds from the offering promptly into an escrow account maintained by an "insured depository institution," or into a separate bank account; and maintain in good faith and in the regular course of business the escrow account records of the insured depository institution, or separate bank account, providing that the funds in the escrow account are held for the benefit of the purchasers and showing the name and interest of each party to the account.


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               2.   The Escrow Agent shall receive compensation of:

                    a. An Establishment Fee equal of Five Hundred Dollars ($500) upon execution of this Agreement;

                    b. An Administration Fee equal to 1/4 of 1% of the total amount of proceeds deposited into the escrow account, which administration fee shall be payable in arrears on an annual basis; and

                    c. The amounts on Exhibit A, Escrow Agent's Schedule of Fees and Services, for corresponding activities.

          B.   Duties of Escrow Agent.

               1. In connection with the Rule 419 offering, the Escrow Agent shall:

                    a. Receive and hold all shares of Common Stock issued in connection with the offering pursuant to the terms set forth in this Agreement and in accordance with Rule 419; b. Deposit the gross proceeds from the offering promptly into an escrow account ("Escrow Account") maintained by an "insured depository institution," or into a separate bank account; and

                    c. Maintain in good faith and in the regular course of business Escrow Account records of the insured depository institution, or separate bank account, providing that the funds in the Escrow Account are held for the benefit of the purchasers and showing the name and interest of each party to the account.

               2. The Escrow Agent shall be responsible for establishing the Escrow Account into which the securities to be issued and the funds to be received in connection with Issuer's proposed offering shall be deposited and held until an acquisition meeting the criteria specified in Rule 419 is completed.

               3. The Escrow Agent is not responsible for any act or failure to act on its part, except in the case of its own willful misconduct or gross negligence. The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted in good faith, or for any mistake of fact or law for anything which it may do or refrain from doing in connection therewith, except for its own willful misconduct.

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               4.   The Escrow Agent is not a party to or bound by any agreement pertaining to the transaction or any other agreement between the Parties, expect this Agreement.

               5. In the event of any disagreement between the Parties or any person resulting in adverse claims or demands being made in connection with or for any of the amount in escrow, the Escrow Agent shall be entitled, at its option, to refuse to comply with any such claim or demand so long as such disagreement shall continue, and to initiate a legal proceeding, including but not limited to an impleader action, to have the dispute resolved. Until resolution of any such disagreement, Escrow Agent may refuse to deliver or otherwise dispose of funds until:

                    a. The rights of the adverse claimant have been finally adjudicated in the court assuming and having jurisdiction of the Parties and the amount in escrow; or

                    b. The differences shall have been adjusted by agreement among the affected Parties and the Escrow Agent shall have been notified thereof in writing signed by the interested Parties.

               6. The duties of the Escrow Agent hereunder are entirely ministerial, being limited to receiving, holding, and disbursing the amount in escrow as provided herein. The Escrow Agent may rely upon and will be protected in acting upon any paper or other document which may be submitted to it in connection with its duties hereunder and which is believed by it to be genuine and to have been signed by the proper party or parties or their representatives, and shall have no liability or responsibility with respect to the form, execution, or validity thereof.

          C. Deposit and Investment of Offering Proceeds. The proceeds from the Issuer's offering will be deposited as follows:

               1. All offering proceeds, after deduction of cash paid for underwriting commissions, underwriting expenses, dealer allowances, and amounts permitted to be released to the Issuer pursuant to Rule 419(b)(2)(vi) and Section E(1) herein, shall be deposited promptly into the Escrow Account.

               2. Deposited proceeds shall only be invested in an obligation that constitutes a "deposit", as that term is defined in section 3(l) of the Federal Deposit Insurance Act.

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               3.   Interest or dividends  earned on the funds, if any, shall be held in the Escrow Account until the funds are released. If funds held in the Escrow Account are released to a purchaser of the securities, the purchasers shall receive interest or dividends earned, if any, on such funds until the date of release. If funds held in the Escrow Account are released to the Issuer, interest or dividends earned on such funds up to the date of release shall be released to the Issuer.

          D.   Deposit of Securities.

               1. All securities issued in connection with the offering, whether or not for cash consideration, and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, shall be deposited directly into the Escrow Account promptly upon issuance. The identity of the purchaser of the securities shall be included on the stock certificates or other documents evidencing such securities.

               2. Securities held in the Escrow Account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers, who shall have voting rights, if any, with respect to securities held in their names, as provided by applicable state law. No transfer or other disposition of securities held in the Escrow Account or any interest related to such securities shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 [26 U.S.C. 1 et seq.], or the rules thereunder.

          E.   Distribution and Release of Deposited Securities and Funds.

               1. Ten percent (10%) of the net offering proceeds (after deducting the maximum finders' fees and expenses allowed) shall be deducted from the funds held in the Escrow Account and be released to the Issuer prior to the consummation of a business combination(s), as provided by Rule 419(b)(2)(vi).

               2. The securities held in the Escrow Account shall be delivered to the purchaser or other registered holder identified on the deposited securities only at the same time as, or, after:

                    a. The Escrow Agent has received a signed representation from the Issuer that the requirements of paragraphs
                         (e)(1) and (e)(2) of Rule 419 have been met, including receipt by Issuer of Rule 419(e)(2)(iii) confirmations from investors of at least 75% of the proceeds raised; and

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                    b.   Consummation   of   an   acquisition(s)   meeting   the
                         requirements of paragraph (e)(2)(iii) of Rule 419.

          F. Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the State of Texas. . The below signatures by the authorized representatives of the Issuer and Escrow Agent witness their respective agreement to act in accordance with the terms hereof.

         Issuer - Sunrise Software Systems, Inc.   Escrow Agent - Charter Escrow
                                                        Company, Inc.

         By: /s/ Bonita S. Clifton                      By: /s/ David Garner

         Bonita S. Clifton, President                   David Garner, President





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